UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 12, 2025

Artius II Acquisition Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	1-42521	98-1802901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle, Suite 1609
New York, NY 10019
(Address of principal executive offices, including zip code)
(212) 309-7668
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, one right to receive one tenth of one Class A ordinary share, and one contingent right	AACBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AACB	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one tenth of one Class A ordinary share	AACBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 12, 2025, the Registration Statement on Form S-1 (File No. 333-283020) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Artius II Acquisition Inc. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On February 14, 2025, the Company consummated the IPO of 22,000,000 units (the “Units”), including the issuance of 2,000,000 Units as a result of the underwriter’s partial exercise of its over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), one right to receive one tenth of one Class A Ordinary Share, and one contingent right. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $220,000,000. As a result of the underwriter’s election to partially exercise its over-allotment option, 250,000 Class B ordinary shares of the Company, par value $0.0001 per share, were surrendered by the Company’s sponsor, Artius II Acquisition Partners LLC (the “Sponsor”) for no consideration.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 175,000 units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit to the Sponsor, generating gross proceeds to the Company of $1,750,000. The Private Placement Units are identical to the public Units sold in the IPO except that they do not include any contingent rights to receive distributable shares and, so long as they are held by the Sponsor or its permitted transferees, (i) the Private Placement Units (including the securities underlying the Private Placement Units) may not, subject to certain limited exceptions, be transferred, assigned or sold by their holders until 30 days after the completion of our initial business combination and (ii) the private placement shares underlying the Private Placement Units are entitled to registration rights.

A total of $220,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Units, was placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest to pay liquidation and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of our initial business combination, (ii) the redemption of our public shares if we are unable to complete our initial business combination within the completion window, subject to applicable law, or (iii) the redemption of our public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association to (A) modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we have not consummated an initial business combination within the completion window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

In connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association on February 12, 2025 and entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s Registration Statement, on the dates indicated below:

•	An Underwriting Agreement, dated February 12, 2025, between the Company and Santander US Capital Markets LLC, as representative of the several underwriters named therein.

•	A Rights Agreement, dated February 12, 2025, between the Company and Continental Stock Transfer & Trust Company.

•	A Contingent Rights Agreement, dated February 12, 2025, between the Company and Continental Stock Transfer & Trust Company.

•	A Letter Agreement, dated February 12, 2025, between the Company, the Sponsor and each of the Company’s officers and directors.

•	An Investment Management Trust Agreement, dated February 12, 2025, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated February 12, 2025, between the Company and the Sponsor.

•	A Private Placement Units Purchase Agreement, dated February 12, 2025, between the Company and the Sponsor.

•	An Administrative Services Agreement, dated February 12, 2025, between the Company and Artius Management LLC.

•	An Advisory Services Agreement, dated February 12, 2025, between the Company and Santander US Capital Markets LLC.

•	An Indemnity Agreement, dated February 12, 2025, between the Company and Boon Sim.

•	An Indemnity Agreement, dated February 12, 2025, between the Company and John Stein.

•	An Indemnity Agreement, dated February 12, 2025, between the Company and Karen Richardson.

•	An Indemnity Agreement, dated February 12, 2025, between the Company and Kevin Costello.

On February 12, 2025, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated February 12, 2025, between the Company and Santander US Capital Markets LLC, as representative of the several underwriters named therein.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Rights Agreement, dated February 12, 2025, between the Company and Continental Stock Transfer & Trust Company.
4.2	Contingent Rights Agreement, dated February 12, 2025, between the Company and Continental Stock Transfer & Trust Company.
10.1	Letter Agreement, dated February 12, 2025, between the Company, the Sponsor and each of the Company’s officers and directors.
10.2	Investment Management Trust Agreement, dated February 12, 2025, between the Company and Continental Stock Transfer & Trust Company.
10.3	Registration Rights Agreement, dated February 12, 2025, between the Company and the Sponsor.
10.4	Private Placement Units Purchase Agreement, dated February 12, 2025, between the Company and the Sponsor.
10.5	Administrative Services Agreement, dated February 12, 2025, between the Company and Artius Management LLC.
10.6	Advisory Services Agreement, dated February 12, 2025, between the Company and Santander US Capital Markets LLC.
10.7	Form Indemnity Agreement.
99.1	Press Release, dated February 12, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTIUS II ACQUISITION INC.

Date: February 14, 2025	/s/ Boon Sim
Name: Boon Sim
Title: Chief Executive Officer